UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 10, 2011


                            THE X-CHANGE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                       002-41703                  90-0156146
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

12655 North Central Expressway, Suite 1000, Dallas TX               75243
     (Address of Principal Executive Office)                     (Zip Code)

                                 (972) 386-7350
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

APPOINTMENT OF OFFICER AND DIRECTOR

On May 31, 2011, the Board of Directors of The X-Change Corporation (the "Company") appointed R. Wayne Duke as a director of the Company to fill a vacant seat on the Board. On March 10, 2011, the Board of Directors of the Company appointed John L. McGuire as a director, also filling a vacancy.

R. Wayne Duke is chairman and chief executive officer for Industrial Clearinghouse, a large clearinghouse for industrial MRO products serving the petroleum industry, a position he has held since 1990.

John L. McGuire was formerly chief financial officer at Tyson Foods, Inc. (NYSE:TSN), a position he served in from 1969 to 1983. Mr. McGuire is a CPA and a member of the American Institute of Certified Public Accounts. He has also served numerous boards of directors, for both private and public companies. Mr. McGuire graduated from the University of Arkansas Walton School of Business.

Both Mr. Duke and Mr. McGuire bring extensive business experience, in both public and private company operations.

There have been no related party transactions between Messrs. Duke and McGuire and the Company. Mr. Duke and Mr. McGuire have no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers. There are no transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company's total assets at year-end for the last three completed fiscal years, and in which Mr. Duke or Mr. McGuire had or will have a direct or indirect material interest. There is no material plan, contract or arrangement (whether or not written) to which Mr. Duke or Mr. McGuire are a party or in which they participate that is entered into or material amendment in connection with our appointment of Mr. Duke or Mr. McGuire or any grant or award to Mr. Holden or Mr. McGuire modification thereto, under any such plan, contract or arrangement in connection with our appointment of Mr. Duke or Mr. McGuire.

ITEM 7.01 FD DISCLOSURE.

(a) The Company issued press releases on March 10, 2011 and June 6, 2011, copies of which are attached hereto as an exhibits.

(b) The information contained in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.            Description of Exhibit
-----------            ----------------------

99(xi)*             March 10, 2011 Press Release

99(xii)*            June 6, 2011 Press Release

----------
*    filed herewith

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

June 17, 2011                            THE X-CHANGE CORPORATION


                                         /s/ Haviland Wright
                                         ---------------------------------------
                                         Haviland Wright, CEO

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